General Motors Company Q4 & CY 2010 Results February 24, 2011 Exhibit 99.2

Forward Looking Statements

In this presentation and in related comments by our management, our use of the words “expect,” “anticipate,” “possible,” “potential,” “target,” “believe,” “commit,”
“intend,” “continue,” “may,” “would,” “could,” “should,” “project,” “projected,”
“positioned” or similar expressions is intended to identify forward looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors might include:  our ability to realize production efficiencies and to achieve reductions in costs as a result of our restructuring initiatives and labor modifications; our ability to maintain quality control over our vehicles and avoid material vehicle recalls; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt, including as required to fund our planning significant investment in new technology; our ability to realize successful vehicle applications of new technology; and our ability to continue to attract new customers, particularly for our new products.
GM's most recent annual report on Form 10-K and quarterly report on Form 10-
Q provides information about these and other factors, which we may revise or supplement in future reports to the SEC.

Summary of Q4 & CY 2010 Results

*   EBIT-Adj. includes GM Financial on an Earnings Before Tax (EBT) basis
* * Automotive Free Cash Flow Includes $(4.0)B Impact of Voluntary U.S. Pension Contribution
Q4
2010
CY
2010
GAAP
Net Revenue ($B) 36.9 135.6
Operating Income ($B) 0.3 5.1
Net Income Attr. Common Stockholders ($B) 0.5 4.7
EPS – Diluted ($/Share) 0.31 2.89
Non- GAAP
EBIT- Adj. ($B) 1.0* 7.0*
Automotive Free Cash Flow ($B) (2.8)** 2.4**

Presentation of Results
• Standardized and consistent approach
• Q4 2010 marks first quarter which prior year results are on a equivalent fresh-start accounting basis
– Transition quarterly EBIT bridges to year-over-year comparisons
• New GM South America segment has been introduced
– GMIO prior quarter results adjusted to reflect breakout of GMSA
• GM Financial segment has been added as result of October 1 acquisition
– GMF included in EBIT & EBIT-Adjusted on a Earnings Before
Tax (EBT) basis

Net Income Attr. Common Stockholders

Note: Results may not foot due to rounding
Q4
2010
CY
2010
Net Income Attr. Common Stockholders ($B) 0.5 4.7
EPS – Diluted ($/Share) 0.31 2.89
Included in Above ($B):
- Gain on Extinguishment of VEBA Note 0.2 0.2
- Gain on Sale of Nexteer & Purchase of Strasbourg 0.1 0.1
- Gain on Saab Sale 0.0 0.1
- Loss on Purchase of UST Preferred (0.7) (0.7)
Total Impact Net Income Attr. Common Stockholders ($B) (0.4) (0.2)
Total Impact EPS – Diluted ($/Share) (0.21) (0.14)

CY Operating Income Walk to EBIT - Adj.

Note: EBIT & EBIT-Adj. includes GM Financial on an Earnings Before Tax (EBT) basis
Note: Results may not foot due to rounding
($ B)
CY
2010
Operating Income 5.1
Equity Income 1.4
Non-Controlling Interests (0.3)
Non-Operating Income 1.3
Earnings Before Interest & Taxes (EBIT) 7.5
Less Adjustments 0.4
EBIT- Adj. 7.0

CY 2010 EBIT & EBIT- Adj.
($B)
* GMF at an Earnings Before Tax basis (EBT)   ** Included in Earnings Before Interest and Taxes (EBIT)
6
Note: Results may not foot due to rounding
5.7
(1.8)
2.3
0.8
0.3
0.1
7.5
0.4
7.0
GMNA GME GMIO GMSA
Corp. /
Elims GMF* EBIT
Less**
Adjustments EBIT - Adj.

Q4 Operating Income Walk to EBIT- Adj.

Note: EBIT-Adj. includes GM Financial on an Earnings Before Tax (EBT) basis
($ B)
Q4
2010
Operating Income 0.3
Equity Income 0.3
Non-Controlling Interests (0.1)
Non-Operating Income 0.8
Earnings Before Interest & Taxes (EBIT) 1.3
Less Adjustments 0.3
EBIT- Adj. 1.0

Q4 2010 EBIT & EBIT- Adj.
($B)
Note: Results may not foot due to rounding
8
* GMF at an Earnings Before Tax basis (EBT)   ** Included in Earnings Before Interest and Taxes (EBIT)
0.8
(0.6)
0.3
0.2
0.4
0.1
1.3
0.3
1.0
GMNA GME GMIO GMSA
Corp. /
Elims GMF* EBIT
Less**
Adjustments EBIT - Adj.

Global Deliveries
(000’s)
Global Share 11.4% 11.0% 11.6% 11.5% 11.5%
GM deliveries & market share include vehicles sold around the world under GM and JV brands, and through GM branded distribution network
9
1,952
1,999
2,155
2,062
2,173
1,000
1,600
2,200
Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010

GMNA Deliveries
(000’s)
GMNA Share 19.2% 17.8% 18.7% 17.7% 18.5%
U.S. Share 20.2% 18.4% 19.4% 18.3% 19.1%
U.S. 4 Brand
Share
18.6% 18.1% 19.3% 18.3% 19.1%
Chevy, Buick,
GMC, Cadillac
564
716
660
685
10
637
587
551
708
658
683
0
400
800
Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010

Key GMNA Performance Indicators
Avg. U.S. Retail Incentive, as % of ATP
GM
(4-Brand) %
13.3 12.2 12.0 10.3 9.7 9.3 9.9 11.2 11.7 12.6 10.7 9.6 9.6 9.4 10.4 12.6
GM vs. Ind.
(GM % / Ind. %)
1.40 1.29 1.20 1.06 0.93 0.85 0.95 1.03 1.10 1.12 1.01 0.95 1.02 0.97 1.00 1.26
Share
$/Unit
U.S. 4-Brand Share
U.S. Total Share Avg. GM U.S. Retail
Incentive (4-Brands)
Note:  Incentive & ATP Information Based on J.D. Power and Associates Power Information Network data
Jan
2011
11
2,500
3,000
3,500
4,000
4,500
5,000
5,500
6%
8%
10%
12%
14%
16%
18%
20%
22%
Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010

GMNA Net Revenue ($B) Production (000’s) 616 668 731 707 703 U.S. Dealer Inv (000’s) 385 428 438 478 511 12 18.3 19.3 20.3 21.5 22.0 0 12 24 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010

GMNA Earnings Before Interest & Taxes ($B) 13 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 (3.4) (3.5) 1.2 1.6 2.1 0.8 (1.0) 0.0 1.0 2.0 3.0

GMNA EBIT – Q4 2009 vs. Q4 2010 ($B) Q4 2009 EBIT Q4 2010 EBIT $4.2B Improvement 14 (3.4) 0.9 0.1 2.9 0.3 0.8 Volume/Mix Price Cost Other

GMNA EBIT – Q3 2010 vs. Q4 2010 ($B) Q3 2010 EBIT Q4 2010 EBIT $1.3B Reduction 15 2.1 (0.4) (0.3) (0.6) 0.0 0.8 Volume/Mix Price Cost Other

GME Deliveries
(000’s)
GME Share 8.2% 8.5% 8.8% 8.9% 9.0%
Germany Share 8.8% 8.2% 8.0% 8.5% 9.0%
U.K. Share 11.2% 12.0% 13.8% 12.6% 12.4%
Chevrolet
GME Excl.
Chevrolet
GME deliveries and market share include unit sales of Chevrolets produced by GMIO and delivered to customers in GME.
Revenue and associated costs of these unit sales are reported by GMIO
16
271
298
315
273
298
107
106
128
115
128
0
400
800
Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010
404
443
388
426
378

GME Net Revenue Production (000’s) 256 305 331 286 313 ($B) 17 6.2 5.5 6.0 5.7 6.9 0 12 24 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010

GME Earnings Before Interest & Taxes ($B) 18 (0.8) (0.5) (0.2) (0.6) (0.6) (1.0) 0.0 1.0 2.0 3.0 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010

GME EBIT – Q4 2009 vs. Q4 2010 ($B) Q4 2009 EBIT Q4 2010 EBIT $0.2B Improvement 19 (0.8) 0.2 0.0 (0.3) 0.3 (0.6) Volume/Mix Price Cost Other

GMIO Deliveries
(000’s)
GMIO Share 8.9% 8.8% 9.0% 8.7% 8.6%
China Share 13.2% 13.3% 13.1% 13.6% 11.4%
India Share 3.7% 4.2% 4.0% 3.0% 3.5%
China
GMIO Excl.
China
20
Note: Prior results have been adjusted to reflect the breakout of GMSA separately
179
166
179
178
200
534
624
586
567
576
0
400
800
Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010
790
765
745
776
713

GMIO Net Revenue
($B)
Production (000’s)
Consolidated 229 248 268 235 265
Joint Venture 592 654 697 631 747
Total 821 902 965 866 1,012
21
Note: Prior results have been adjusted to reflect the breakout of GMSA separately
5.1
5.0
5.3
5.1
6.1
0

Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010

GMIO Earnings Before Interest & Taxes
($B)
0.9
0.5 0.5
Equity Income
0.3
22
0.4
Note: Prior results have been adjusted to reflect the breakout of GMSA separately
0.5 0.3
0.4
0.4
0.3
0.2
(1.0)
0.0
1.0
2.0
3.0
Q4
2009
Q1
2010
Q2
2010
Q3
2010
Q4
2010

GMIO EBIT – Q4 2009 vs. Q4 2010
($B)
Q4 2009
EBIT
Q4 2010
EBIT
$0.1B Reduction
23
Note: Prior results have been adjusted to reflect the breakout of GMSA separately
0.4
0.1
0.1
(0.4)
0.1
0.3
Volume/Mix Price Cost Other

GMSA Deliveries
(000’s)
GMSA Share 19.6% 20.7% 19.5% 19.8% 19.6%
Brazil Share 18.7% 19.9% 18.4% 18.3% 18.4%
Brazil
GMSA Other
24
67
85 85
99 100
157
156
146
169
186
0
400
800
Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010
241
231
268
286
224

GMSA Net Revenue ($B) Production (000’s) 229 210 230 245 241 25 4.3 3.3 3.6 4.0 4.5 0 12 24 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010

GMSA Earnings Before Interest & Taxes ($B) 26 0.3 0.3 0.2 0.2 0.2 (1.0) 0.0 1.0 2.0 3.0 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010

GMSA EBIT – Q4 2009 vs. Q4 2010 ($B) Q4 2009 EBIT Q4 2010 EBIT $0.1B Reduction 27 0.3 0.1 0.1 (0.2) (0.1) 0.2 Volume/Mix Price Cost Other

Automotive Free Cash Flow

($B) Q4 2010 CY 2010
Net Income Attr. Common Stockholders 0.5 4.7
Add-back Non-Controlling Interests & Preferred Dividends 1.0 1.8
Deduct Non-Auto (GM Financial) (0.1) (0.1)
Automotive Net Income 1.4 6.4
Depreciation / Amortization 1.7 6.9
Working Capital 0.7 (0.6)
Pension / (OPEB) Expense Net of Cash Payments (0.4) (1.3)
Voluntary U.S. Pension Plan Contribution (4.0) (4.0)
Other (1.1) (0.8)
Automotive Net Cash Provided/(Used)
Operating Activities
(1.7) 6.6
Capital Expenditures (1.1) (4.2)
Automotive Free Cash Flow (2.8) 2.4

Key Automotive Balance Sheet Items
*    Includes Canadian HC Trust Restricted Cash

**  Excludes U.S. Non-Qualified plan PBO of $0.9 billion & ~ $2B stock contribution completed 1/13/11
($B)
Dec. 31
2009
Dec. 31
2010
Cash & marketable securities * 36.2 27.6
Available Credit Facilities
0.6 5.9
Available Liquidity *
36.9 33.5
Key Obligations:
Debt 15.8 4.6
Series A Preferred Stock 7.0 5.5
U.S. Pension Underfunded Status** 16.2 11.5
Unfunded OPEB 9.6 9.9

12/31/09
Funded Status
Service &
Interest Cost
Asset
Returns
Discount
Rate
Cash
Contributions
12/31/10
Funded Status
(5.2)
11.6
4.0
U.S. Pension Funded Status – CY2010 vs. CY2009
Note:  Funded status excludes U.S. Non-Qualified plan PBO of $0.9 billion & ~ $2B stock contribution completed 1/13/11
30
(16.2)
(5.7)
(11.5)
Funded
Status
84%
Funded
Status
89%
($B)

GM Financial – Key Metrics

* Q4 2009 not included in consolidated GM results, does not reflect purchase accounting and is not directly comparable to Q4 2010.
($M)
Q4 2010
Memo:
Q4 2009*
Earnings Before Tax 129
72
Total Originations 935
379
GM new vehicles as % of total 18.1%
10.8%
Finance Receivables 8,648
9,305
Delinquencies (>30 days) 8.6%
11.4%
Annualized net charge-offs as % of
avg. receivables
5.5%
8.9%

Status of Material Weakness

After assessing remediation efforts put in place, the
management team and Audit Committee of the Board of
Directors concluded that as of Dec 31, 2010:
– Material weakness regarding financial reporting
process no longer exists
– Disclosure controls and procedures effective
– Internal control over financial reporting effective

Key Messages
• CY 2010 Net Income to Common Stockholders of $4.7B &
Automotive Free Cash Flow of $6.4B (excluding $4B Q4 pension contribution)
• 2011 key areas of focus
– Launch great products
– Drive improved business results
– Technology
– Continue to improve balance sheet
• Build on our progress and generate momentum in marketplace
– Expect first quarter to be strong start

General Motors Company Select Supplemental Financial Information

EBIT Walk to Net Income Attr. Common Stockholders
S2
Note: EBIT includes GM Financial on an Earnings Before Tax (EBT) basis
($B)
Q4
2009
Q4
2010
CY
2010
GMNA (3.4) 0.8 5.7
GME (0.8) (0.6) (1.8)
GMIO 0.4 0.3 2.3
GMSA 0.3 0.2 0.8
Corp & Elims (0.5) 0.4 0.3
GMF N/A 0.1 0.1
Total EBIT (4.0) 1.3 7.5
Interest Expense / (Income) 0.3 0.1 0.6
Income Tax Expense / (Benefit) (0.9) (0.2) 0.7
Net Income Attr. Stockholders (3.4) 1.4 6.2
Dividends on Preferred Stock (0.1) 0.9 1.5
Net Income Attr. Common Stockholders (3.5) 0.5 4.7

Reconciliation of 2010 EBIT-Adj.
S3
Note: Results may not foot due to rounding
Note: Q4 &CY EBIT & EBIT-Adj. includes GM Financial on an Earnings Before Tax (EBT) basis
($B)
Q1
2010
Q2
2010
Q3
2010
Q4
2010
CY
2010
Net Income Attr. Common Stockholders
0.9 1.3 2.0
0.5 4.7
Add Back:
Dividends on Preferred Stock
0.2 0.2 0.2 0.9 1.5
Interest Expense / (Income) 0.2 0.1 0.1 0.1 0.6
Income Tax Expense / (Benefit)
0.5 0.4 0.0 (0.2) 0.7
Earnings Before Interest & Taxes (EBIT) 1.8 2.0 2.3 1.3 7.5
Less Adjustments:
- Gain on Saab Sale
0.1 - - - 0.1
- Gain on VEBA Note
- - - 0.2 0.2
- Gain on Nexteer Sale & Purchase of Strasbourg - - - 0.1 0.1
Total Adjustments 0.1 0.0 0.0 0.3 0.4
EBIT – Adj.
1.7 2.0 2.3 1.0 7.0

S4
Note: Results may not foot due to rounding
Reconciliation of Q4 2009 EBIT-Adj.
($B)
Q4
2009
Net Income Attr. Common Stockholders (3.5)
Add Back:
Dividends on Preferred Stock
0.1
Interest Expense / (Income)
0.3
Income Tax Expense / (Benefit) (0.9)
Auto Earnings Before Interest & Taxes (EBIT) (4.0)
Less Adjustments:
- VEBA Settlement (2.6)
- GMAC Investment Impairment (0.3)
- Delphi Related
(0.1)
- CAMI Debt Ext.
(0.1)
Total Adjustments
(3.0)
Auto EBIT – Adj.
(1.0)

Restructuring Excluded From Adjustments
S5
($B)
Q1
2010
Q2
2010
Q3
2010
Q4
2010
CY
2010
GMNA – Dealer Related 0.0 0.0 0.0 0.0 0.0
GMNA – Non-Dealer Related 0.1 0.0 0.0 0.2 0.3
Total GMNA
0.1 0.0 0.0 0.2 0.3
Total GME
(0.3) (0.2) (0.1) (0.1) (0.7)
Total GMIO
0.0 0.0 0.0 0.0 0.0
Total GMSA 0.0 0.0 0.0 0.0 0.0
Total
(0.2) (0.2) (0.1) 0.1 (0.4)

Operating Income Walk to EBIT- Adj
S6
Note: Q4 &CY 2010 EBIT & EBIT-Adj. includes GM Financial on an Earnings Before Tax (EBT) basis
($B)
Q4
2009
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Operating Income (3.9) 1.2 1.8 1.9 0.3
Equity Income 0.3 0.4 0.4 0.4 0.3
Non-Controlling Interests (0.2) (0.1) (0.1) (0.1) (0.1)
Non-Operating Income/(Expense) (0.2) 0.3 (0.1) 0.1 0.8
Earnings Before Interest & Taxes
(EBIT)
(4.0) 1.8 2.0 2.3 1.3
Less Adjustments (3.0) 0.1 0.0 0.0 0.3
EBIT- Adj. (1.0) 1.7 2.0 2.3 1.0

Reconciliation of Automotive Free Cash Flow
S7
($B)
Q4
2010
CY
2010
Net cash provided by operating activities (1.5) 6.8
Less net cash provided by operating activities-GM Financial 0.2 0.2
Automotive Net Cash Provided/(Used)
Operating Activities
(1.7) 6.6
Capital expenditures (1.1) (4.2)
Automotive Free Cash Flow (2.8) 2.4